                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For more information, please contact:

Investor Relations:                                  Media Relations:
Jocelyn Lynds                                        Beth Morrissey
978-589-8672                                         978-589-8579
jlynds@sonusnet.com                                  bmorrissey@sonusnet.com

SONUS NETWORKS REPORTS 2002 THIRD QUARTER FINANCIAL RESULTS

WESTFORD, MASS., OCTOBER 9, 2002 -Sonus Networks, Inc. (Nasdaq: SONS), a leading provider of voice infrastructure solutions for the new public network, today reported its financial results for the third quarter ended September 30, 2002. These results are consistent with the revised business outlook the Company provided on September 24, 2002.

Revenues for the third quarter of fiscal 2002 were $7.4 million compared with $40.3 million in the same period last year. Adjusted net loss for the third quarter of fiscal 2002 was $14.6 million or $0.08 per share compared with an adjusted net loss for the third quarter of fiscal 2001 of $11.4 million or $0.06 per share. Actual net loss for the third quarter of fiscal 2002 was $21.6 million or $0.11 per share compared with an actual net loss for the third quarter of fiscal 2001 of $498.2 million or $2.81 per share.

Revenues for the first nine months of fiscal 2002 were $49.9 million compared with $134.3 million in the same period last year. Adjusted net loss for the first nine months of fiscal 2002 was $37.9 million or $0.20 per share compared with an adjusted net loss for the first nine months of fiscal 2001 of $10.1 million or $0.06 per share. Actual net loss for the first nine months of fiscal 2002 was $55.7 million or $0.30 per share compared with an actual net loss for the first nine months of fiscal 2001 of $632.0 million or $3.71 per share.

A reconciliation of adjusted to actual net loss for the periods is as follows:

                                                              THREE MONTHS ENDED              NINE MONTHS ENDED
($ Millions)                                                    SEPTEMBER 30,                   SEPTEMBER 30,
                                                         ----------------------------------------------------------
                                                            2002             2001            2002             2001
                                                            ----             ----            ----             ----
Adjusted net loss                                         ($  14.6)       ($  11.4)       ($  37.9)       ($  10.1)
Write-off of inventory and purchase commitments                 --              --            (9.4)             --
Stock-based compensation                                      (4.0)          (39.1)          (15.7)          (68.3)
Amortization of goodwill and purchased intangibles            (0.4)          (41.4)           (1.1)         (107.3)
Write-off of goodwill and purchased intangibles               (1.7)         (376.7)           (1.7)         (376.7)
Restructuring benefit (charges), net                          (0.9)          (25.8)           10.1           (25.8)
In-process research and development                             --            (3.8)             --           (43.8)
                                                          --------        --------        --------        --------
Actual net loss                                             ($21.6)       ($ 498.2)         ($55.7)        ($632.0)
                                                          ========        ========        ========        ========

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"This continues to be a challenging period for the telecommunications industry, and that certainly has impacted our financial results for the quarter," said Hassan Ahmed, president and CEO, Sonus Networks. "During these times, we remain keenly focused on the priorities that we laid out at the beginning of the year - building our customer base, developing industry-leading technologies and preserving our financial strength. Our leading products and customer support capabilities give us a strong competitive position, and we have continued to add important new customers each quarter."

Sonus further expanded its customer base in the third quarter, announcing a deployment with Deutsche Telekom's T-Systems International Division. T-Systems has chosen Sonus to build out its next-generation voice over IP (VOIP) network to provide large multinational customers with enhanced voice services, such as Global Voice VPN (virtual private network) and sophisticated call center routing facilities.

Sonus continued to develop new industry partnerships through the Open Services Partner Alliance(sm) (OSPA), broadening Sonus' solutions offerings for enhanced services, access solutions and QOS management. New partners joining the OSPA during the quarter include Innomedia, Personeta, Psytechnics, Skywave, Terayon and Unisys.

Sonus also announced that for the eighth consecutive quarter, the Company has been ranked the leading provider of carrier-class packet voice equipment. Respected industry research firms In-Stat/MDR, Infonetics Research and Synergy Research Group issued Q2 2002 market share reports naming Sonus the industry leader in key packet voice market segments.

ABOUT SONUS NETWORKS
Sonus Networks, Inc., is a leading provider of packet voice infrastructure products for the new public network. With its Open Services Architecture(TM)
(OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking, residential access and Centrex, tandem switching, and IP voice termination, as well as enhanced services. Sonus' award-winning voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

                                   -- more --

THIS RELEASE MAY CONTAIN PROJECTIONS OR OTHER FORWARD-LOOKING STATEMENTS REGARDING FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF SONUS THAT INVOLVE RISKS AND UNCERTAINTIES. READERS ARE CAUTIONED THAT THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO SONUS' QUARTERLY REPORT ON FORM 10-Q, DATED AUGUST 14, 2002 AND FILED WITH THE SEC, WHICH IDENTIFIES IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. THESE RISK FACTORS INCLUDE, AMONG OTHERS, THE ADVERSE EFFECT OF RECENT DEVELOPMENTS IN THE TELECOMMUNICATIONS INDUSTRY, THE WEAKENED FINANCIAL POSITION OF MANY SERVICE PROVIDERS, SONUS' ABILITY TO GROW ITS CUSTOMER BASE, DEPENDENCE ON NEW PRODUCT OFFERINGS, MARKET ACCEPTANCE OF ITS PRODUCTS, RAPID TECHNOLOGICAL AND MARKET CHANGE AND MANUFACTURING AND SOURCING RISKS.

SONUS IS A REGISTERED TRADEMARK OF SONUS NETWORKS. OPEN SERVICES ARCHITECTURE IS A TRADEMARK OF SONUS NETWORKS AND OPEN SERVICES PARTNER ALLIANCE IS A SERVICE MARK OF SONUS NETWORKS. ALL OTHER COMPANY AND PRODUCT NAMES MAY BE TRADEMARKS OF THE RESPECTIVE COMPANIES WITH WHICH THEY ARE ASSOCIATED.


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

                           SONUS NETWORKS, INC.
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                              (IN THOUSANDS)

                                                                             SEPTEMBER 30,      DECEMBER 31,
                                                                                  2002              2001
                                                                            -----------------  ----------------
                                                                              (UNAUDITED)
                                  ASSETS
CURRENT ASSETS:
     Cash, cash equivalents and marketable securities                               $ 92,107         $ 125,067
     Accounts receivable, net                                                          2,957             9,440
     Inventories                                                                       9,427            18,865
     Other current assets                                                              2,456             2,952
                                                                            -----------------  ----------------
         Total current assets                                                        106,947           156,324
PROPERTY AND EQUIPMENT, net                                                           13,950            23,335
GOODWILL, net                                                                             --             1,673
PURCHASED INTANGIBLE ASSETS, net                                                       1,707             2,863
OTHER ASSETS, net                                                                        485               689
                                                                            -----------------  ----------------
                                                                                   $ 123,089         $ 184,884
                                                                            =================  ================
                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                          $ 26,429          $ 36,301
     Accrued restructuring expenses                                                    4,479             8,596
     Deferred revenue                                                                 10,941            13,349
     Current portion of long-term obligations                                          1,845             1,055
                                                                            -----------------  ----------------
          Total current liabilities                                                   43,694            59,301
LONG-TERM OBLIGATIONS, less current portion                                            3,682            12,698
CONVERTIBLE SUBORDINATED NOTES                                                        10,000            10,000
STOCKHOLDERS' EQUITY:
     Common stock                                                                        207               205
     Capital in excess of par value                                                  860,111           860,883
     Accumulated deficit                                                            (785,048)         (729,398)
     Deferred compensation                                                            (9,345)          (28,721)
     Treasury stock                                                                     (212)              (84)
                                                                            -----------------  ----------------
          Total stockholders' equity                                                  65,713           102,885
                                                                            -----------------  ----------------
                                                                                   $ 123,089         $ 184,884
                                                                            =================  ================

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

                              SONUS NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED                  THREE MONTHS ENDED
                                                                     SEPTEMBER 30, 2002                 SEPTEMBER 30, 2001
                                                         --------------------------------------------------------------------------
                                                          US GAAP                  ADJUSTED     US GAAP                  ADJUSTED
                                                          RESULTS    ADJUSTMENTS  RESULTS (A)   RESULTS    ADJUSTMENTS  RESULTS (A)
                                                         ----------  -----------  -----------  ----------  -----------  -----------
REVENUES                                                  $   7,445          $--    $   7,445   $  40,286          $--    $ 40,286
Cost of revenues                                              4,747           --        4,747      18,129           --      18,129
                                                          ---------    ---------    ---------   ---------    ---------    --------
GROSS PROFIT                                                  2,698           --        2,698      22,157           --      22,157

OPERATING EXPENSES:
 Research and development                                     9,685           --        9,685      18,746           --      18,746
 Sales and marketing                                          5,520           --        5,520      12,660           --      12,660
 General and administrative                                   2,445           --        2,445       3,330           --       3,330
 Stock-based compensation                                     3,962       (3,962)          --      39,069      (39,069)         --
 Amortization of goodwill and purchased intangible assets       367         (367)          --      41,368      (41,368)         --
 Write-off of goodwill and purchased intangible assets        1,673       (1,673)          --     376,719     (376,719)         --
 Restructuring charges (benefit), net                           987         (987)          --      25,807      (25,807)         --
 In-process research and development                             --           --           --       3,800       (3,800)         --
                                                          ---------    ---------    ---------   ---------    ---------    --------
  Total operating expenses                                   24,639       (6,989)      17,650     521,499     (486,763)     34,736
                                                          ---------    ---------    ---------   ---------    ---------    --------

LOSS FROM OPERATIONS                                        (21,941)       6,989      (14,952)   (499,342)     486,763     (12,579)
Interest expense                                               (163)          --         (163)       (147)          --        (147)
Interest income                                                 466           --          466       1,328           --       1,328
                                                          ---------    ---------    ---------   ---------    ---------    --------
NET LOSS                                                  $ (21,638)   $   6,989    $ (14,649)  $(498,161)   $ 486,763    $(11,398)
                                                          =========    =========    =========   =========    =========    ========
BASIC AND DILUTED NET LOSS PER SHARE                      $   (0.11)                $   (0.08)  $   (2.81)                $  (0.06)
                                                          =========                 =========   =========                 ========
SHARES USED IN COMPUTATION                                  191,823                   191,823     177,313                  177,313
                                                          =========                 =========   =========                 ========

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles (GAAP). These statements exclude the amortization of stock-based compensation, amortization of goodwill and purchased intangible assets, the write-off of goodwill and purchased intangible assets, restructuring charges (benefit) and in-process research and development expenses.

                                     -more-

                              SONUS NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                         NINE MONTHS                    NINE MONTHS ENDED
                                                                   ENDED SEPTEMBER 30, 2002             SEPTEMBER 30, 2001
                                                         -------------------------------------------------------------------------
                                                           US GAAP                 ADJUSTED     US GAAP                  ADJUSTED
                                                           RESULTS   ADJUSTMENTS  RESULTS (A)   RESULTS   ADJUSTMENTS   RESULTS (A)
                                                         ----------  -----------  -----------  ---------- -----------  ------------
REVENUES                                                  $  49,898          $--   $  49,898    $ 134,336         $--    $ 134,336
Cost of revenues:
 Write-off of inventory and purchase commitments              9,434       (9,434)         --           --          --           --
 Other cost of revenues                                      24,570           --      24,570       58,300          --       58,300
                                                          ---------    ---------   ---------    ---------   ---------    ---------
  Total cost of revenues                                     34,004       (9,434)     24,570       58,300          --       58,300
                                                          ---------    ---------   ---------    ---------   ---------    ---------
GROSS PROFIT                                                 15,894        9,434      25,328       76,036          --       76,036

OPERATING EXPENSES:
 Research and development                                    36,525           --      36,525       49,362          --       49,362
 Sales and marketing                                         22,207           --      22,207       31,763          --       31,763
 General and administrative                                   5,601           --       5,601        9,272          --        9,272
 Stock-based compensation                                    15,655      (15,655)         --       68,339     (68,339)          --
 Amortization of goodwill and purchased intangible assets     1,156       (1,156)         --      107,279    (107,279)          --
 Write-off of goodwill and purchased intangible assets        1,673       (1,673)         --      376,719    (376,719)          --
 Restructuring charges (benefit), net                       (10,141)      10,141          --       25,807     (25,807)          --
 In-process research and development                             --           --          --       43,800     (43,800)          --
                                                          ---------    ---------   ---------    ---------   ---------    ---------
  Total operating expenses                                   72,676       (8,343)     64,333      712,341    (621,944)      90,397
                                                          ---------    ---------   ---------    ---------   ---------    ---------
LOSS FROM OPERATIONS                                        (56,782)      17,777     (39,005)    (636,305)    621,944      (14,361)
Interest expense                                               (438)          --        (438)        (428)         --         (428)
Interest income                                               1,570           --       1,570        4,702          --        4,702
                                                          ---------    ---------   ---------    ---------   ---------    ---------
NET LOSS                                                  $ (55,650)   $  17,777   $ (37,873)   $(632,031)  $ 621,944    $ (10,087)
                                                          =========    =========   =========    =========   =========    =========
BASIC AND DILUTED NET LOSS PER SHARE                      $   (0.30)               $   (0.20)   $   (3.71)               $   (0.06)
                                                          =========                =========    =========                =========
SHARES USED IN COMPUTATION                                  188,620                  188,620      170,220                  170,220
                                                          =========                =========    =========                =========

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles (GAAP). These statements exclude the impact of the write-off of inventory and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangible assets, the write-off of goodwill and purchased intangible assets, restructuring charges (benefit) and in-process research and development expenses.

                                      ###